Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Stacy Feit
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(213) 486-6549

ASHFORD TRUST REPORTS FOURTH QUARTER AND YEAR END 2015 RESULTS

6.8% RevPAR Increase for All Hotels for the Fourth Quarter

Adjusted EBITDA Increased 31%

Adjusted Funds From Operations per Share Increased 53%

Hotel EBITDA Margin Increased 112 bps

DALLAS, February 25, 2016 — Ashford Hospitality Trust, Inc. (NYSE: AHT) (“the Company” or “Ashford Trust”) today reported financial results and performance measures for the fourth quarter ended December 31, 2015. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of December 31, 2015 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2015, with the fourth quarter ended December 31, 2014 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

OVERVIEW

•                  Opportunistic focus on upper-upscale, full-service hotels

•                  Targets moderate debt levels of approximately 55 – 60% net debt/gross assets

•                  Highly-aligned management team and advisory structure

•                  One of the highest long-term total shareholder returns in the industry

•                  Attractive dividend yield of approximately 9%

FINANCIAL AND OPERATING HIGHLIGHTS

•                  RevPAR for all hotels increased 6.8% during the quarter

•                  RevPAR for all hotels not under renovation increased 7.3% during the quarter

•                  Adjusted EBITDA increased $22.0 million or 31%

•                  Hotel EBITDA Margin increased 112 basis points

•                  Adjusted funds from operations (AFFO) was $0.26 per diluted share for the quarter as compared with $0.17 from the prior-year quarter representing an increase of 53%

•                  The Company’s common stock is currently trading at an approximate 9% dividend yield

•                  Subsequent to year-end, on January 25, 2016, the Company announced that it completed the refinancing of three mortgage loans with existing balances of approximately $268 million with a new loan totaling $375 million, resulting in excess proceeds of approximately $81 million after closing costs and reserves

•                  Capex invested in the quarter was $60.2 million, bringing the full-year total to $175.2 million

CAPITAL STRUCTURE

At December 31, 2015, the Company had total assets of $5.0 billion in continuing operations.  As of December 31, 2015, the Company had $3.9 billion of mortgage debt in continuing operations. Ashford Trust’s total combined debt had a blended average interest rate of 5.1%.

AHT Reports Fourth Quarter Results

February 25, 2016

Subsequent to year-end, on January 25, 2016, the Company announced that it completed the refinancing of three mortgage loans with existing balances of approximately $268 million. The previous loans that were refinanced included: the $91 million UBS 2 loan, the $103 million Merrill 2 loan and the $74 million Merrill 7 loan. The new loan totals $375 million and resulted in excess proceeds of approximately $81 million after closing costs and reserves. The new loan is interest only and provides for a floating interest rate of LIBOR + 4.87%.  The next hard debt maturity for the Company is in April 2017.

PORTFOLIO REVPAR

As of December 31, 2015, the Ashford Trust portfolio consisted of direct hotel investments with 132 properties classified in continuing operations.  During the fourth quarter of 2015, 119 of the Company’s hotels included in continuing operations were not under renovation.  The Company believes reporting its operating metrics for the hotels in continuing operations on a comparable total basis (all 132 hotels) and comparable not under renovation basis (119 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio.  Details of each category are provided in the tables attached to this release.

•                  Comparable RevPAR increased 6.8% to $105.94 for all hotels on a 4.2% increase in ADR and a 2.5% increase in occupancy

•                  Comparable RevPAR increased 7.3% to $107.21 for hotels not under renovation on a 4.2% increase in ADR and a 3.0% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the 132 hotels are provided in the table attached to this release.

REFINED SALES PROCESS FOR SELECT-SERVICE HOTEL PORTFOLIO

On January 25, 2016, the Company announced that it is no longer marketing the 24-hotel select-service portfolio as a single portfolio, but will instead pursue the sale of these assets in smaller groups and individually. Further, the Company will pursue the opportunistic sales of its other 38 non-core, select-service hotels over time.  The refined sales process in the form of smaller portfolios and/or individual assets is expected to garner higher values in the current market environment.

STRATEGY REFINEMENTS

Ashford Trust is reaffirming its previously announced strategy refinements as follows:

•                  The Company will focus on acquiring and owning upper-upscale, full-service hotels

•                  The Company is not planning nor expects any future platform spinoffs

•                  The Company will continue to target a net debt to gross assets ratio of 55% - 60%

•                  The Company will continue to target cash and cash equivalents at a level of 25% - 35% of its total equity market capitalization for the purposes of:

•                  property-level and corporate-level working capital needs

•                  as a hedge against a downturn in the economy or hotel fundamentals

•                  to be prepared to pursue accretive investments or stock buybacks as those opportunities arise

AHT Reports Fourth Quarter Results

February 25, 2016

COMMON STOCK DIVIDEND

On December 10, 2015, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company’s common stock for the fourth quarter ending December 31, 2015, payable on January 15, 2016, to shareholders of record as of December 31, 2015. The Board also approved the dividend policy for 2016, during which the Company expects to pay a quarterly cash dividend of $0.12 per share, or $0.48 per share on an annualized basis, subject to quarterly review.

“Driven by the continued success of our revenue initiatives, we posted robust RevPAR growth during the fourth quarter which outperformed the broader industry and supported another quarter of strong EBITDA and AFFO performance,” commented Monty J. Bennett, Ashford Trust’s Chairman and Chief Executive Officer. “Closing on our recent refinancing increased our financial flexibility and improved our liquidity position as we continue to execute on our more simplified and distinct strategy of focusing on upper-upscale, full-service hotels to maximize value for our shareholders. We enter 2016 with a backdrop of favorable industry fundamentals and we will continue to focus on generating strong operating performance across our platform.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, February 26, 2016, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2308.  A replay of the conference call will be available through Friday, March 4, 2016, by dialing (719) 457-0820 and entering the confirmation number, 4881188.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2015 earnings release conference call.  The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Friday, February 26, 2016, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

AHT Reports Fourth Quarter Results

February 25, 2016

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward looking statements in this press release include, among others, statements about the Company’s strategy and future plans.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	December 31,	December 31,
	2015	2014

ASSETS
Cash and cash equivalents	$215,078	$215,063
Marketable securities	—	63,217
Total cash, cash equivalents and marketable securities	215,078	278,280
Investments in hotel properties, net	4,419,684	2,128,611
Restricted cash	153,680	85,830
Accounts receivable, net of allowance of $715 and $241, respectively	40,438	22,399
Inventories	4,810	2,104
Note receivable, net of allowance of $7,083 and $7,522, respectively	3,746	3,553
Investment in Highland JV	—	144,784
Investment in Ashford Prime	—	54,907
Investment in Ashford Inc.	6,616	7,099
Investment in AIM REHE Fund	55,952	—
Deferred costs, net	3,847	1,618
Prepaid expenses	12,458	7,017
Derivative assets, net	3,435	182
Other assets	10,647	17,116
Intangible assets, net	11,343	—
Due from Ashford Prime, net	528	896
Due from affiliates	—	3,473
Due from third-party hotel managers	22,869	12,241

Total assets	$4,965,131	$2,770,110

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,840,617	$1,943,133
Accounts payable and accrued expenses	123,444	71,118
Dividends payable	22,678	21,889
Unfavorable management contract liabilities	3,355	5,330
Due to Ashford Inc., net	9,856	8,202
Due to related party, net	1,339	1,867
Due to third-party hotel managers	2,504	1,640
Intangible liabilities, net	16,494	—
Liabilities associated with marketable securities and other	—	6,201
Other liabilities	14,539	1,233

Total liabilities	4,034,826	2,060,613

Redeemable noncontrolling interests in operating partnership	118,449	177,064

Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,657,206 shares issued and outstanding at December 31, 2015 and December 31, 2014	17	17
Series D Cumulative Preferred Stock, 9,468,706 shares issued and outstanding at December 31, 2015 and December 31, 2014	95	95
Series E Cumulative Preferred Stock, 4,630,000 shares issued and outstanding at December 31, 2015 and December 31, 2014	46	46
Common stock, $0.01 par value, 200,000,000 shares authorized, 95,470,903 and 89,439,624 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively	955	894
Additional paid-in capital	1,597,194	1,580,904
Accumulated deficit	(787,221)	(1,050,323)
Total stockholders’ equity of the Company	811,086	531,633
Noncontrolling interest in consolidated entities	770	800

Total equity	811,856	532,433

Total liabilities and equity	$4,965,131	$2,770,110

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014

REVENUE
Rooms	$271,584	$150,898	$1,059,012	$640,325
Food and beverage	67,571	30,180	227,099	112,701
Other	13,297	6,904	48,699	26,958

Total hotel revenue	352,452	187,982	1,334,810	779,984
Advisory services revenue	—	1,458	—	10,724
Other	425	928	2,156	4,141

Total revenue	352,877	190,368	1,336,966	794,849

EXPENSES
Hotel operating expenses
Rooms	62,324	35,599	231,614	143,751
Food and beverage	44,449	20,323	153,340	77,653
Other expenses	109,960	59,816	405,896	254,495
Management fees	13,028	7,507	49,394	31,125

Total hotel operating expenses	229,761	123,245	840,244	507,024

Property taxes, insurance and other	18,134	9,541	65,301	38,499
Depreciation and amortization	61,189	29,631	210,410	110,653
Impairment charges	(112)	(105)	19,511	(415)
Gain on insurance settlements	—	(5)	—	(5)
Transaction costs	402	9	6,252	625
Advisory services fee:
Base advisory fee	8,616	3,999	33,833	3,999
Reimbursable expenses	1,651	534	6,471	534
Non-cash stock/unit-based compensation	929	—	2,719	—

Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	2,191	538	19,155
Other general and administrative	2,578	7,762	13,772	38,088

Total operating expenses	323,148	176,802	1,199,051	718,157

OPERATING INCOME	29,729	13,566	137,915	76,692

Equity in earnings (loss) of unconsolidated entities	2,253	(4,299)	(6,831)	2,495
Interest income	23	17	90	62
Gain on acquisition of Highland JV and sale of hotel properties	47	—	380,752	—
Other income (expense)	(2,597)	732	(864)	6,573
Interest expense, net of premiums	(47,752)	(27,250)	(168,834)	(107,300)
Amortization of loan costs	(5,773)	(1,689)	(18,680)	(7,202)
Write-off of loan costs and exit fees	(983)	—	(5,750)	(10,353)
Unrealized gain (loss) on marketable securities	—	3,486	127	(332)
Unrealized loss on derivatives	(999)	(420)	(7,402)	(1,100)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(26,052)	(15,857)	310,523	(40,465)
Income tax expense	(75)	(446)	(4,710)	(1,266)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(26,127)	(16,303)	305,813	(41,731)
Income (loss) from discontinued operations	—	(55)	—	33
Gain on sale of hotel properties, net of tax	—	—	599	3,491

NET INCOME (LOSS)	(26,127)	(16,358)	306,412	(38,207)
Loss from consolidated entities attributable to noncontrolling interest	22	260	30	406
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	4,113	2,166	(35,503)	6,400

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(21,992)	(13,932)	270,939	(31,401)
Preferred dividends	(8,491)	(8,491)	(33,962)	(33,962)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(30,483)	$(22,423)	$236,977	$(65,363)

INCOME (LOSS) PER SHARE — BASIC AND DILUTED
Basic:
Income (loss) from continuing operations attributable to common stockholders	$(0.33)	$(0.25)	$2.43	$(0.75)
Income from discontinued operations attributable to common stockholders	—	—	—	—

Net income (loss) attributable to common stockholders	$(0.33)	$(0.25)	$2.43	$(0.75)

Weighted average common shares outstanding — basic	94,012	89,589	96,290	87,622

Diluted:
Income (loss) from continuing operations attributable to common stockholders	$(0.33)	$(0.25)	$2.35	$(0.75)
Income from discontinued operations attributable to common stockholders	—	—	—	—

Net income (loss) attributable to common stockholders	$(0.33)	$(0.25)	$2.35	$(0.75)

Weighted average common shares outstanding — diluted	94,012	89,589	114,881	87,622

Dividends declared per common share:	$0.12	$0.12	$0.48	$0.48

Amounts attributable to common stockholders:
Net income (loss) attributable to the Company	$(21,992)	$(13,884)	$270,939	$(31,430)
Income from discontinued operations, net of tax	—	(48)	—	29
Preferred dividends	(8,491)	(8,491)	(33,962)	(33,962)

Net income (loss) attributable to common stockholders	$(30,483)	$(22,423)	$236,977	$(65,363)

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014

Net income (loss)	$(26,127)	$(16,358)	$306,412	$(38,207)
Loss from consolidated entities attributable to noncontrolling interest	22	260	30	406
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	4,113	2,166	(35,503)	6,400
Net income (loss) attributable to the Company	(21,992)	(13,932)	270,939	(31,401)

Interest income	(23)	(18)	(90)	(63)
Interest expense and amortization of premiums and loan costs, net	53,496	28,908	187,396	114,709
Depreciation and amortization	61,129	29,626	210,197	110,770
Income tax expense	75	446	4,710	1,278
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(4,113)	(2,166)	35,503	(6,400)
Equity in (earnings) loss of unconsolidated entities	(759)	4,299	3,445	(2,495)
Company’s portion of EBITDA of Ashford Inc.	846	(3,016)	828	(3,016)
Company’s portion of EBITDA of Ashford Prime	—	2,494	7,640	11,643
Company’s portion of EBITDA of Highland JV	—	21,803	11,982	95,444

EBITDA available to the Company and OP unitholders	88,659	68,444	732,550	290,469

Amortization of unfavorable management contract liabilities	(494)	(494)	(1,975)	(1,975)
Impairment charges	(112)	(105)	19,511	(415)
Gain on acquisition of Highland JV and sale of hotel properties	(47)	—	(381,351)	(3,503)
Non-cash gain on insurance settlements	—	(5)	—	(5)
Write-off of loan costs and exit fees	983	—	5,750	10,353
Other (income) expense (1)	2,597	(732)	864	(6,573)
Transaction, acquisition and management conversion costs	796	1,683	12,348	4,856
Software implementation costs	—	45	—	320
Legal judgment and related legal costs	24	424	95	11,907
Unrealized (gain) loss on marketable securities	—	(3,486)	(127)	332
Unrealized loss on derivatives	999	420	7,402	1,100
Dead deal costs	203	—	770	—
Compensation adjustment related to modified employment terms	—	—	—	2,997
Non-cash stock/unit-based compensation	1,142	2,191	3,470	16,918
Company’s portion of unrealized loss of AIM REHE Fund	(1,494)	—	3,386	—
Company’s portion of adjustments to EBITDA of Ashford Inc.	468	3,427	3,652	3,427
Company’s portion of adjustments to EBITDA of Ashford Prime	—	80	738	634
Company’s portion of adjustments to EBITDA of Highland JV	—	(156)	—	(669)

Adjusted EBITDA available to the Company and OP unitholders	$93,724	$71,736	$407,083	$330,173

NOTES:

(1)         Other (income) expense, primarily consisting of net realized gain/loss on marketable securities in both periods, is excluded from Adjusted EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014

Net income (loss)	$(26,127)	$(16,358)	$306,412	$(38,207)
Loss from consolidated entities attributable to noncontrolling interest	22	260	30	406
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	4,113	2,166	(35,503)	6,400
Preferred dividends	(8,491)	(8,491)	(33,962)	(33,962)

Net income (loss) attributable to common stockholders	(30,483)	(22,423)	236,977	(65,363)

Depreciation and amortization on real estate	61,129	29,579	210,197	110,465
Gain on acquisition of Highland JV and sale of hotel properties	(47)	—	(381,351)	(3,503)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(4,113)	(2,166)	35,503	(6,400)
Equity in (earnings) loss of unconsolidated entities	(759)	4,299	3,445	(2,495)
Impairment charges on real estate	—	—	19,949	—
Company’s portion of FFO of Ashford Inc.	604	(3,252)	(19)	(3,252)
Company’s portion of FFO of Ashford Prime	—	1,033	4,371	5,897
Company’s portion of FFO of Highland JV	—	10,310	3,791	49,748

FFO available to common stockholders and OP unitholders	26,331	17,380	132,863	85,097

Write-off of loan costs and exit fees	983	—	5,750	10,353
Other impairment charges	(112)	(105)	(438)	(415)
Non-cash gain on insurance settlements	—	(5)	—	(5)
Other (income) expense (1)	2,597	(732)	864	(6,573)
Legal judgment and related legal costs	24	424	95	11,907
Transaction, acquisition and management conversion costs	796	1,683	12,348	4,856
Unrealized (gain) loss on marketable securities	—	(3,486)	(127)	332
Unrealized loss on derivatives	999	420	7,402	1,100
Software implementation costs	—	45	—	320
Dead deal costs	203	—	770	—
Compensation adjustment related to modified employment terms	—	—	—	2,997
Company’s portion of unrealized loss of AIM REHE Fund	(1,494)	—	3,386	—
Company’s portion of adjustments to FFO of Ashford Inc.	(534)	2,558	(1,032)	2,558
Company’s portion of adjustments to FFO of Ashford Prime	—	4	593	398
Company’s portion of adjustments to FFO of Highland JV	—	(156)	—	(669)

Adjusted FFO available to common stockholders and OP unitholders	$29,793	$18,030	$162,474	$112,256

Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.26	$0.17	$1.41	$1.05

Weighted average diluted shares	113,498	108,562	115,366	107,243

NOTES:

(1)         Other (income) expense, primarily consisting of net realized gain/loss on marketable securities in both periods, is excluded from Adjusted FFO.

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

DECEMBER 31, 2015

(dollars in thousands)

(unaudited)

								Comparable	Comparable
			Fixed-Rate		Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt		Debt		Debt	EBITDA (11)	Debt Yield

Morgan Stanley MIP - 5 hotels	February 2016	LIBOR + 4.75%	$—		$200,000	(1) (2)	$200,000	$23,395	11.7%
Morgan Stanley Pool A - 7 hotels	August 2016	LIBOR + 4.35%	—		301,000	(2)	301,000	33,517	11.1%
Morgan Stanley Pool B - 5 hotels	August 2016	LIBOR + 4.38%	—		62,900	(2)	62,900	6,986	11.1%
JPM Chase Marriott Fremont - 1 hotel	August 2016	LIBOR + 4.20%	—		37,500	(2)	37,500	7,417	19.8%
Secured revolving credit facility - various	October 2016	Base Rate (10) + 2.00% or LIBOR + 3.00%	—		—	(9)	—	N/A	N/A
BAML Pool 1 & 2 - 8 hotels	January 2017	LIBOR + 4.95%	—		376,800	(2) (3)	376,800	43,843	11.6%
Cantor Commercial Real Estate Memphis - 1 hotel	April 2017	LIBOR + 4.95%	—		33,300	(2)	33,300	4,127	12.4%
Column Financial - 24 hotels	April 2017	LIBOR + 4.39%	—		1,070,560	(4)	1,070,560	111,619	10.4%
Wachovia 1 - 5 hotels	April 2017	5.95%	110,302		—		110,302	16,899	15.3%
Wachovia 2 - 7 hotels	April 2017	5.95%	120,671		—		120,671	17,152	14.2%
Wachovia 5 - 5 hotels	April 2017	5.95%	99,144		—		99,144	14,446	14.6%
Wachovia 6 - 5 hotels	April 2017	5.95%	150,860		—		150,860	17,857	11.8%
JPM Lakeway - 1 hotel	May 2017	LIBOR + 5.10%	—		25,100	(2)	25,100	1,420	5.7%
BAML Le Pavillon - 1 hotel	June 2017	LIBOR + 5.10%	—		43,750	(2)	43,750	4,060	9.3%
US Bank Indigo Atlanta - 1 hotel	June 2017	5.98%	16,002		—		16,002	2,294	14.3%
Morgan Stanley - 8 hotels	July 2017	LIBOR + 4.09%	—		144,000	(2)	144,000	14,118	9.8%
Morgan Stanley Ann Arbor - 1 hotel	July 2017	LIBOR + 4.15%	—		35,200	(2)	35,200	3,762	10.7%
BAML W Atlanta - 1 hotel	July 2017	LIBOR + 5.10%	—		40,500	(2)	40,500	3,974	9.8%
BAML Pool - 17 hotels	December 2017	LIBOR + 4.87%	—		375,000	(7) (8)	375,000	48,208	12.9%
Morgan Stanley Boston Back Bay - 1 hotel	January 2018	4.38%	98,016		—		98,016	14,794	15.1%
Morgan Stanley Princeton/Nashville - 2 hotels	January 2018	4.44%	107,054		—		107,054	25,976	24.3%
NorthStar Gainesville - 1 hotel	July 2018	LIBOR + 4.50%	—		21,200	(6)	21,200	2,539	12.0%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—		12,000	(6)	12,000	1,908	15.9%
Omni American Bank Ashton - 1 hotel	July 2019	LIBOR + 3.75% (5)	—		5,524		5,524	1,051	19.0%
GACC Gateway - 1 hotel	November 2020	6.26%	98,420		—		98,420	16,331	16.6%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	55,524		—		55,524	6,042	10.9%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,529		—		10,529	1,431	13.6%
GACC Manchester RI - 1 hotel	January 2024	5.49%	7,214		—		7,214	1,150	15.9%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,745		—		6,745	978	14.5%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	67,520		—		67,520	8,598	12.7%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,500		—		12,500	2,232	17.9%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,980		—		24,980	3,418	13.7%
BAML Pool 3 - 3 hotels	February 2025	4.45%	54,110	(3)	—		54,110	8,569	15.8%
BAML Pool 4 - 2 hotels	February 2025	4.45%	24,147	(3)	—		24,147	3,116	12.9%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,919	(3)	—		20,919	3,062	14.6%
Unencumbered hotels			—		—		—	2,439	N/A
			$1,084,657		$2,784,334		$3,868,991	$478,728	12.4%

Percentage			28.0%		72.0%		100.0%

Weighted average interest rate			5.43%		5.00%		5.12%

All indebtedness is non-recourse with the exception of the secured revolving credit facility.

(1) The interest rate on this mortgage loan is subject to a LIBOR floor of 0.20%.

(2) This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(3) On January 2, 2015, we refinanced our $145.3 million loan due July 2015 and our $211.0 million loan due November 2015 with a $376.8 million loan due January 2017 with an interest rate of LIBOR + 4.95%, a $54.8 million loan due February 2025 with a fixed interest rate of 4.45%, a $24.5 million loan due February 2025 with a fixed interest rate of 4.45%, and a $21.2 million loan due February 2025 with a fixed interest rate of 4.45%.

(4) On March 6, 2015, we refinanced our $907.5 million loan due March 2015 with a $1,070.6 million loan due April 2017 with four one-year extension options.  The new loan provides for an interest rate of LIBOR + 4.39%.

(5) The interest rate on this mortgage loan which closed in July 2014 is subject to a LIBOR floor of 0.25% and changes to a 4.00% fixed rate after 18 months.

(6) This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(7) This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions.

(8) On December 2, 2015, we refinanced our $91.1 million loan due December 2015, our $103.4 million loan due February 2016 and our $74.3 million loan due in February 2016 with a $375.0 million loan with a variable interest rate of LIBOR + 4.87%.

(9) Our borrowing capacity under our secured revolving credit facility is $100.0 million.

(10) Base rate, as defined in the secured revolving credit facility agreement is the greater of (i) the prime rate set by Bank of America, (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(11) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

DECEMBER 31, 2015

(in thousands)

(unaudited)

	2016	2017	2018	2019	2020	Thereafter	Total

Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
Wachovia 1 - 5 hotels	—	107,351	—	—	—	—	107,351
Wachovia 2 - 7 hotels	—	117,441	—	—	—	—	117,441
Wachovia 5 - 5 hotels	—	96,491	—	—	—	—	96,491
Wachovia 6 - 5 hotels	—	146,823	—	—	—	—	146,823
US Bank Indigo Atlanta - 1 hotel	—	15,583	—	—	—		15,583
Morgan Stanley Boston Back Bay - 1 hotel	—	—	94,226	—	—	—	94,226
Morgan Stanley Princeton/Nashville - 2 hotels	—	—	103,106	—	—	—	103,106
Omni American Bank Ashton - 1 hotel	—	—	—	5,168	—	—	5,168
Morgan Stanley MIP - 5 hotels	—	—	—	200,000	—	—	200,000
Morgan Stanley Pool A - 7 hotels	—	—	—	301,000	—	—	301,000
Morgan Stanley Pool B - 5 hotels	—	—	—	62,900	—	—	62,900
JPM Chase Marriott Fremont - 1 hotel	—	—	—	37,500	—	—	37,500
GACC Gateway - 1 hotel	—	—	—	—	89,886	—	89,886
BAML Pool 1 & 2 - 8 hotels	—	—	—	—	376,800	—	376,800
Cantor Commercial Real Estate Memphis - 1 hotel	—	—	—	—	33,300	—	33,300
JPM Lakeway - 1 hotel	—	—	—	—	25,100	—	25,100
BAML Le Pavillon - 1 hotel	—	—	—	—	43,750	—	43,750
Morgan Stanley - 8 hotels	—	—	—	—	144,000	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	—	—	35,200	—	35,200
NorthStar Gainesville - 1 hotel	—	—	—	—	21,200	—	21,200
BAML W Atlanta - 1 hotel	—	—	—	—	40,500	—	40,500
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	—	—	12,000	—	12,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C - 8 hotels	—	—	—	—	—	90,889	90,889
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,160	44,160
BAML Pool 4 - 2 hotels	—	—	—	—	—	19,707	19,707
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
Column Financial - 24 hotels	—	—	—	—	—	1,070,560	1,070,560
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	47,711	47,711
BAML Pool - 17 hotels	—	—	—	—	—	375,000	375,000
Principal due in future periods	$—	$483,689	$197,332	$606,568	$821,736	$1,685,998	$3,795,323

Scheduled amortization payments remaining	16,138	16,196	6,644	6,970	6,914	20,806	73,668

Total indebtedness	$16,138	$499,885	$203,976	$613,538	$828,650	$1,706,804	$3,868,991

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

	Three Months Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance

ALL HOTELS:
Rooms revenue (in thousands)	$270,519	$2,158	$272,677	$148,904	$106,115	$255,019	6.92%
RevPAR	$105.56	$194.05	$105.94	$94.69	$106.30	$99.20	6.80%
Occupancy	72.66%	91.65%	72.75%	72.13%	69.10%	70.95%	2.53%
ADR	$145.27	$211.72	$145.63	$131.28	$153.83	$139.81	4.16%

	Year Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance

ALL HOTELS:
Rooms revenue (in thousands)	$1,053,576	$110,947	$1,164,523	$628,451	$463,715	$1,092,166	6.63%
RevPAR	$114.25	$112.52	$114.08	$102.30	$114.62	$107.08	6.54%
Occupancy	77.27%	72.66%	76.82%	76.25%	74.46%	75.56%	1.67%
ADR	$147.85	$154.87	$148.49	$134.16	$153.94	$141.71	4.79%

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

	Three Months Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance
ALL HOTELS
NOT UNDER RENOVATION:
Rooms revenue (in thousands)	$247,088	$2,158	$249,246	$134,001	$97,972	$231,973	7.45%
RevPAR	$106.79	$194.05	$107.21	$94.53	$108.33	$99.91	7.31%
Occupancy	73.30%	91.65%	73.38%	72.18%	69.72%	71.22%	3.03%
ADR	$145.69	$211.72	$146.09	$130.96	$155.38	$140.27	4.15%

	Year Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance
ALL HOTELS
NOT UNDER RENOVATION:
Rooms revenue (in thousands)	$958,164	$104,966	$1,063,130	$567,555	$426,712	$994,267	6.93%
RevPAR	$115.45	$114.01	$115.30	$102.30	$116.42	$107.93	6.83%
Occupancy	77.69%	73.07%	77.23%	76.43%	74.98%	75.85%	1.82%
ADR	$148.59	$156.04	$149.29	$133.86	$155.27	$142.30	4.92%

NOTES:

(1)         The above comparable information assumes the 119 hotel properties owned and included in the Company’s operations at December 31, 2015, and not under renovation during the three months ended December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         Excluded Hotels Under Renovation:

Hilton Parsippany, Courtyard Alpharetta, Fairfield Inn Lake Buena Vista, Historic Inns of Annapolis, Residence Inn Evansville, Crowne Plaza Ravinia, Embassy Suites Austin, Embassy Suites Dulles, Embassy Suites Houston, Hilton Ft. Worth, Hilton Santa Fe, The Ashton, The Churchill

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA

(dollars in thousands)

(unaudited)

ALL HOTELS:

	Three Months Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance
REVENUE
Rooms	$270,519	$2,158	$272,677	$148,904	$106,115	$255,019	6.9%
Food and beverage	67,547	374	67,921	30,157	37,610	67,767	0.2%
Other	13,037	311	13,348	6,769	6,547	13,316	0.2%
Total hotel revenue	351,103	2,843	353,946	185,830	150,272	336,102	5.3%

EXPENSES
Rooms	$61,873	$428	$62,301	$35,003	$24,312	$59,315	5.0%
Food and beverage	44,429	233	44,662	20,307	24,072	44,379	0.6%
Other direct	5,386	87	5,473	3,704	1,650	5,354	2.2%
Other indirect	98,713	856	99,568	52,575	43,574	96,149	3.6%
Management fees, includes base and incentive fees	15,553	136	15,689	8,378	6,093	14,471	8.4%
Total hotel operating expenses	225,954	1,740	227,693	119,967	99,701	219,668	3.7%
Property taxes, insurance, and other	17,749	183	17,933	9,546	7,819	17,365	3.3%
HOTEL EBITDA	107,400	920	108,320	56,317	42,752	99,069	9.3%
Hotel EBITDA Margin	30.59%	32.36%	30.60%	29.86%	28.45%	29.48%	1.12%

Minority interest in earnings of consolidated joint ventures	73	—	73	74	—	74	-1.4%
HOTEL EBITDA
excluding minority interest in joint ventures	$107,327	$920	$108,247	$56,243	$42,752	$98,995	9.3%

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS:

	Year Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance
REVENUE
Rooms	$1,053,576	$110,947	$1,164,523	$628,451	$463,715	$1,092,166	6.6%
Food and beverage	226,937	31,276	258,213	111,937	144,304	256,241	0.8%
Other	47,513	7,450	54,963	26,178	26,397	52,575	4.5%
Total hotel revenue	1,328,026	149,673	1,477,699	766,566	634,416	1,400,982	5.5%

EXPENSES
Rooms	$229,615	$24,771	$254,386	$140,996	$101,448	$242,444	4.9%
Food and beverage	153,247	21,436	174,683	77,109	96,477	173,586	0.6%
Other direct	20,221	2,731	22,952	14,964	7,033	21,997	4.3%
Other indirect	363,554	44,171	407,725	210,236	181,172	391,408	4.2%
Management fees, includes base and incentive fees	60,703	5,545	66,248	36,567	25,709	62,276	6.4%
Total hotel operating expenses	827,340	98,654	925,994	479,872	411,839	891,711	3.8%
Property taxes, insurance, and other	64,201	8,776	72,977	37,612	32,576	70,188	4.0%
HOTEL EBITDA	436,485	42,243	478,728	249,082	190,001	439,083	9.0%
Hotel EBITDA Margin	32.87%	28.22%	32.40%	32.49%	29.95%	31.34%	1.06%

Minority interest in earnings of consolidated joint ventures	319	—	319	300	—	300	6.3%
HOTEL EBITDA
excluding minority interest in joint ventures	$436,166	$42,243	$478,409	$248,782	$190,001	$438,783	9.0%

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA

(dollars in thousands)

(unaudited)

ALL HOTELS:

NOT UNDER RENOVATION:

	Three Months Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance
REVENUE
Rooms	$247,088	$2,158	$249,246	$134,001	$97,972	$231,973	7.4%
Food and beverage	60,928	374	61,302	26,787	34,245	61,032	0.4%
Other	11,690	311	12,001	5,815	6,092	11,907	0.8%
Total hotel revenue	319,706	2,843	322,549	166,603	138,309	304,912	5.8%

EXPENSES
Rooms	$56,509	$428	$56,937	$31,685	$22,381	$54,066	5.3%
Food and beverage	40,492	233	40,724	18,238	21,901	40,138	1.5%
Other direct	4,904	87	4,991	3,346	1,609	4,956	0.7%
Other indirect	89,446	856	90,302	46,875	40,077	86,952	3.9%
Management fees, includes base and incentive fees	14,337	136	14,474	7,464	5,628	13,092	10.6%
Total hotel operating expenses	205,688	1,740	207,428	107,608	91,596	199,204	4.1%
Property taxes, insurance, and other	16,240	183	16,423	8,641	7,213	15,854	3.6%
HOTEL EBITDA	97,778	920	98,698	50,354	39,500	89,854	9.8%
Hotel EBITDA Margin	30.58%	32.36%	30.60%	29.77%	28.56%	29.47%	1.13%

Minority interest in earnings of consolidated joint ventures	73	—	73	74	—	74	-1.4%
HOTEL EBITDA
excluding minority interest in joint ventures	$97,705	$920	$98,625	$50,280	$39,500	$89,780	9.9%

NOTES:

(1)         The above comparable information assumes the 119 hotel properties owned and included in the Company’s operations at December 31, 2015, but not under renovation during the three months ended December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         Excluded Hotels Under Renovation:

Hilton Parsippany, Courtyard Alpharetta, Fairfield Inn Lake Buena Vista, Historic Inns of Annapolis, Residence Inn Evansville, Crowne Plaza Ravinia, Embassy Suites Austin, Embassy Suites Dulles, Embassy Suites Houston, Hilton Ft. Worth, Hilton Santa Fe, The Ashton, The Churchill

(5)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS:

NOT UNDER RENOVATION:

	Year Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance
REVENUE
Rooms	$958,164	$104,966	$1,063,130	$567,555	$426,712	$994,267	6.9%
Food and beverage	204,163	28,988	233,151	99,556	130,496	230,052	1.3%
Other	42,703	7,259	49,962	22,916	24,815	47,731	4.7%
Total hotel revenue	1,205,030	141,213	1,346,243	690,027	582,023	1,272,050	5.8%

EXPENSES
Rooms	$208,557	$23,485	$232,042	$127,604	$93,185	$220,789	5.1%
Food and beverage	138,865	19,842	158,707	69,264	87,793	157,057	1.1%
Other direct	18,376	2,670	21,046	13,579	6,858	20,437	3.0%
Other indirect	327,904	41,575	369,479	187,608	166,187	353,795	4.4%
Management fees, includes base and incentive fees	55,827	5,292	61,119	33,091	23,618	56,709	7.8%
Total hotel operating expenses	749,529	92,864	842,393	431,146	377,641	808,787	4.2%
Property taxes, insurance, and other	58,270	8,305	66,575	33,944	29,732	63,676	4.6%
HOTEL EBITDA	397,231	40,044	437,275	224,937	174,650	399,587	9.4%
Hotel EBITDA Margin	32.96%	28.36%	32.48%	32.60%	30.01%	31.41%	1.07%

Minority interest in earnings of consolidated joint ventures	319	—	319	300	—	300	6.3%
HOTEL EBITDA
excluding minority interest in joint ventures	$396,912	$40,044	$436,956	$224,637	$174,650	$399,287	9.4%

NOTES:

(1)         The above comparable information assumes the 119 hotel properties owned and included in the Company’s operations at December 31, 2015, but not under renovation during the three months ended December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         Excluded Hotels Under Renovation:

Hilton Parsippany, Courtyard Alpharetta, Fairfield Inn Lake Buena Vista, Historic Inns of Annapolis, Residence Inn Evansville, Crowne Plaza Ravinia, Embassy Suites Austin, Embassy Suites Dulles, Embassy Suites Houston, Hilton Ft. Worth, Hilton Santa Fe, The Ashton, The Churchill

(5)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING SEASONALITY TABLE REFLECTS THE 132 HOTELS INCLUDED IN THE COMPANY’S OPERATIONS AT DECEMBER 31, 2015:

	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable
	2015	2015	2015	2015	2015	2015	2015	2015	2015	2015	2015	2015
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter

Total Hotel Revenue	$351,103	$2,843	$353,946	$362,511	$8,193	$370,704	$367,186	$29,375	$396,561	$247,226	$109,262	$356,488
Hotel EBITDA	$107,400	$920	$108,320	$116,444	$3,029	$119,473	$128,076	$9,685	$137,761	$84,565	$28,609	$113,174
Hotel EBITDA Margin	30.59%	32.36%	30.60%	32.12%	36.97%	32.23%	34.88%	32.97%	34.74%	34.21%	26.18%	31.75%

EBITDA % of Total TTM	24.6%	2.2%	22.6%	26.7%	7.2%	25.0%	29.3%	22.9%	28.8%	19.4%	67.7%	23.6%

JV Interests in EBITDA	$73	$—	$73	$102	$—	$102	$89	$—	$89	$55	$—	$55

	Actual	Pre-acquisition	Comparable
	2015	2015	2015
	TTM	TTM	TTM

Total Hotel Revenue	$1,328,026	$149,673	$1,477,699
Hotel EBITDA	$436,485	$42,243	$478,728
Hotel EBITDA Margin	32.87%	28.22%	32.40%

EBITDA % of Total TTM	100.0%	100.0%	100.0%

JV Interests in EBITDA	$319	$—	$319

NOTES:

(1)              The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(3)              The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)              See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVPAR BY MARKET

(unaudited)

			Three Months Ended December 31,
	Number of	Number of	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
Region	Hotels	Rooms	2015	2015	2015	2014	2014	2014	% Variance

Atlanta, GA Area	11	2,070	$102.98	$117.18	$103.13	$79.32	$103.48	$94.68	8.9%
Boston, MA Area	3	915	154.59	—	154.59	—	157.60	157.60	-1.9%
Dallas / Ft. Worth Area	7	1,518	104.40	—	104.40	96.10	92.64	94.98	9.9%
Houston, TX Area	3	692	106.40	—	106.40	101.11	125.02	111.47	-4.6%
Los Angeles, CA Metro Area	8	1,901	102.89	—	102.89	91.63	81.87	89.52	14.9%
Miami, FL Metro Area	3	587	120.58	—	120.58	117.79	—	117.79	2.4%
Minneapolis - St. Paul, MN-WI Area	4	809	108.54	210.50	121.09	82.59	148.35	106.08	14.1%
Nashville, TN Area	1	673	160.76	—	160.76	—	140.15	140.15	14.7%
New York / New Jersey Metro Area	7	1,887	100.32	—	100.32	116.38	88.56	99.29	1.0%
Orlando, FL Area	6	1,834	87.90	—	87.90	82.00	—	82.00	7.2%
Philadelphia, PA Area	3	648	90.51	—	90.51	77.98	—	77.98	16.1%
San Diego, CA Area	2	410	98.18	—	98.18	87.74	—	87.74	11.9%
San Francisco - Oakland, CA Metro Area	6	1,368	137.33	—	137.33	120.46	—	120.46	14.0%
Tampa, FL Area	3	680	98.89	—	98.89	87.24	79.55	83.31	18.7%
Washington DC - MD - VA Area	10	2,466	112.95	—	112.95	103.80	119.02	107.65	4.9%
Other Areas	55	9,519	96.78	—	96.78	90.15	95.86	92.76	4.3%
Total Portfolio	132	27,977	$105.56	$194.05	$105.94	$94.69	$106.30	$99.20	6.8%

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA BY MARKET

(unaudited)

			Three Months Ended December 31,
	Number of	Number of	Actual	Pre-acquisition	Comparable		Actual	Pre-acquisition	Comparable		Comparable
Region	Hotels	Rooms	2015	2015	2015	% of Total	2014	2014	2014	% of Total	% Variance

Atlanta, GA Area	11	2,070	$7,043	$99	$7,142	6.6%	$1,972	$3,817	$5,789	5.8%	23.4%
Boston, MA Area	3	915	5,632	—	5,632	5.2%	—	5,741	5,741	5.8%	-1.9%
Dallas / Ft. Worth Area	7	1,518	6,155	—	6,155	5.7%	3,498	2,099	5,597	5.6%	10.0%
Houston, TX Area	3	692	3,919	—	3,919	3.6%	1,475	2,673	4,148	4.2%	-5.5%
Los Angeles, CA Metro Area	8	1,901	7,072	—	7,072	6.5%	4,778	974	5,752	5.8%	22.9%
Miami, FL Metro Area	3	587	2,540	—	2,540	2.3%	2,510	—	2,510	2.5%	1.2%
Minneapolis - St. Paul, MN-WI Area	4	809	2,905	821	3,726	3.4%	1,913	1,388	3,301	3.3%	12.9%
Nashville, TN Area	1	673	4,727	—	4,727	4.4%	—	3,700	3,700	3.7%	27.8%
New York / New Jersey Metro Area	7	1,887	7,436	—	7,436	6.9%	3,618	3,626	7,244	7.3%	2.7%
Orlando, FL Area	6	1,834	4,913	—	4,913	4.5%	4,516	—	4,516	4.6%	8.8%
Philadelphia, PA Area	3	648	1,709	—	1,709	1.6%	1,382	—	1,382	1.4%	23.7%
San Diego, CA Area	2	410	1,342	—	1,342	1.2%	1,160	—	1,160	1.2%	15.7%
San Francisco - Oakland, CA Metro Area	6	1,368	7,180	—	7,180	6.6%	6,230	—	6,230	6.3%	15.2%
Tampa, FL Area	3	680	2,312	—	2,312	2.1%	1,091	759	1,850	1.9%	25.0%
Washington DC - MD - VA Area	10	2,466	10,314	—	10,314	9.5%	6,508	2,738	9,246	9.3%	11.6%
Other Areas	55	9,519	32,201	—	32,201	29.8%	15,666	15,237	30,903	31.0%	4.2%
Total Portfolio	132	27,977	$107,400	$920	$108,320	100.0%	$56,317	$42,752	$99,069	100.0%	9.3%

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVPAR BY MARKET

(unaudited)

			Year Ended December 31,
	Number of	Number of	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Comparable
Region	Hotels	Rooms	2015	2015	2015	2014	2014	2014	% Variance

Atlanta, GA Area	11	2,070	$108.61	$129.52	$112.57	$83.24	$114.18	$102.91	9.4%
Boston, MA Area	3	915	186.61	101.12	166.08	—	161.10	161.10	3.1%
Dallas / Ft. Worth Area	7	1,518	108.33	115.68	108.75	99.14	100.56	99.62	9.2%
Houston, TX Area	3	692	113.01	115.98	113.23	107.81	119.70	112.97	0.2%
Los Angeles, CA Metro Area	8	1,901	107.68	119.82	108.14	105.04	95.10	102.89	5.1%
Miami, FL Metro Area	3	587	127.33	—	127.33	120.26	—	120.26	5.9%
Minneapolis - St. Paul, MN-WI Area	4	809	107.32	173.81	126.20	95.07	164.73	119.95	5.2%
Nashville, TN Area	1	673	177.93	149.75	172.99	—	152.78	152.78	13.2%
New York / New Jersey Metro Area	7	1,887	110.39	80.38	107.16	122.18	96.42	106.36	0.8%
Orlando, FL Area	6	1,834	91.01	—	91.01	83.38	—	83.38	9.1%
Philadelphia, PA Area	3	648	94.84	—	94.84	90.02	—	90.02	5.3%
San Diego, CA Area	2	410	112.33	—	112.33	101.60	—	101.60	10.6%
San Francisco - Oakland, CA Metro Area	6	1,368	146.54	—	146.54	125.68	—	124.02	18.2%
Tampa, FL Area	3	680	102.04	122.12	103.83	97.02	91.72	94.32	10.1%
Washington DC - MD - VA Area	10	2,466	127.99	91.86	126.39	117.39	126.00	119.57	5.7%
Other Areas	55	9,519	106.45	99.21	105.57	98.03	103.86	100.59	5.0%
Total Portfolio	132	27,977	$114.25	$112.52	$114.08	$102.30	$114.62	$107.08	6.5%

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA BY MARKET

(unaudited)

			Year Ended December 31,
	Number of	Number of	Actual	Pre-acquisition	Comparable		Actual	Pre-acquisition	Comparable	% of	Comparable
Region	Hotels	Rooms	2015	2015	2015	% of Total	2014	2014	2014	Total	% Variance

Atlanta, GA Area	11	2,070	$24,230	$6,586	$30,816	6.4%	$8,803	$18,762	$27,565	6.3%	11.8%
Boston, MA Area	3	915	23,004	2,445	25,449	5.3%	—	24,397	24,397	5.6%	4.3%
Dallas / Ft. Worth Area	7	1,518	24,101	1,946	26,047	5.4%	14,128	8,639	22,767	5.2%	14.4%
Houston, TX Area	3	692	13,025	1,403	14,428	3.0%	6,300	8,185	14,485	3.3%	-0.4%
Los Angeles, CA Metro Area	8	1,901	28,872	1,427	30,299	6.3%	24,030	5,191	29,221	6.7%	3.7%
Miami, FL Metro Area	3	587	11,444	—	11,444	2.4%	10,411	—	10,411	2.4%	9.9%
Minneapolis - St. Paul, MN-WI Area	4	809	10,010	5,858	15,868	3.3%	8,125	6,529	14,654	3.3%	8.3%
Nashville, TN Area	1	673	17,789	2,975	20,764	4.3%	—	17,111	17,111	3.9%	21.3%
New York / New Jersey Metro Area	7	1,887	30,005	1,613	31,618	6.6%	15,521	16,106	31,627	7.2%	0.0%
Orlando, FL Area	6	1,834	20,354	—	20,354	4.3%	17,911	—	17,911	4.1%	13.6%
Philadelphia, PA Area	3	648	7,065	—	7,065	1.5%	7,051	—	7,051	1.6%	0.2%
San Diego, CA Area	2	410	6,631	—	6,631	1.4%	5,634	—	5,634	1.3%	17.7%
San Francisco - Oakland, CA Metro Area	6	1,368	32,058	—	32,058	6.7%	22,166	2,628	24,794	5.6%	29.3%
Tampa, FL Area	3	680	8,983	1,262	10,245	2.1%	4,998	3,958	8,956	2.0%	14.4%
Washington DC - MD - VA Area	10	2,466	45,832	1,122	46,954	9.8%	31,145	12,370	43,515	9.9%	7.9%
Other Areas	55	9,519	133,082	15,606	148,688	31.2%	72,859	66,125	138,984	31.5%	7.0%
Total Portfolio	132	27,977	$436,485	$42,243	$478,728	100.0%	$249,082	$190,001	$439,083	100.0%	9.0%

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

DECEMBER 31, 2015

(in thousands except share price)

(unaudited)

December 31,
2015
End of quarter diluted shares outstanding	95,471
Partnership units outstanding (common share equivalents)*	19,309
Combined diluted shares and partnership units outstanding	114,780
Common stock price at quarter end	$6.31
Market capitalization at quarter end	$724,262
Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series E preferred stock	$115,750
Debt on balance sheet date	$3,868,991
Joint venture partner’s share of consolidated debt	$(2,094)
Net working capital (see below)	$(373,036)
Total enterprise value (TEV)	$4,612,021

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$53.25
Market value of Ashford Inc. investment	$31,852

Cash and cash equivalents	$215,023
Restricted cash	153,535
Accounts receivable, net	40,422
Prepaid expenses	12,455
Investment in AIM REHE, LP	55,952
Due from affiliates, net	(10,516)
Due from third-party hotel managers, net	20,369
Market value of Ashford Inc. investment	31,852
Total current assets	$519,092

Accounts payable, net & accrued expenses	$123,378
Dividends payable	22,678
Total current liabilities	$146,056

Net working capital**	$373,036

* Total units outstanding = 20.39 million; impacted by current conversion factor.

** Includes the Company’s pro rata share of net working capital in joint ventures.

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

Anticipated Capital Expenditures Calendar (a)

		2015				Proposed 2016
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Hilton Parsippany	354	x	x	x	x
Courtyard Boston Downtown	315	x	x	x
Marriott Beverly Hills	260	x	x	x
Embassy Suites Flagstaff	119	x	x
Hilton Minneapolis	300	x	x
Hyatt Regency Savannah	351	x						x	x
Marriott Bridgewater	347	x
Sheraton Bucks County	186	x
Westin Princeton	296	x				x
Courtyard Palm Desert	151		x	x
Courtyard Scottsdale	180		x	x
Hilton St. Petersburg	333		x	x				x
Residence Inn Hartford	96		x	x
Residence Inn Las Vegas	256		x	x
SpringHill Suites BWI	133		x	x
Hampton Inn Parsippany	152		x					x	x
Sheraton Minnetonka	220		x
Courtyard Alpharetta	154			x	x
Fairfield Inn Lake Buena Vista	388			x	x
Historic Inns of Annapolis	124			x	x
Residence Inn Evansville	78			x	x
Courtyard Overland Park	168			x
Embassy Suites Palm Beach Gardens	160			x
Crowne Plaza Ravinia	495				x
Embassy Suites Austin	150				x	x	x	x
Embassy Suites Dulles	150				x	x	x
Embassy Suites Houston	150				x	x		x	x
Hilton Fort Worth	294				x
Hilton Santa Fe	158				x	x
The Ashton	39				x	x
The Churchill	173				x	x
Hilton Garden Inn Austin	254					x	x	x
SpringHill Suites Jacksonville	102					x	x	x
Courtyard Boston Billerica	210					x	x
Courtyard Irvine Foothill Ranch	156					x	x
Embassy Suites Philadelphia	263					x	x
Residence Inn Fairfax	159					x	x
SpringHill Suites Gaithersburg	162					x	x
Towneplace Suites Manhattan Beach	144					x	x
Renaissance Nashville	673					x		x	x
Courtyard Oakland Airport	156					x
Hilton Nassau Bay	242					x
Embassy Suites Las Vegas	220						x	x	x
Embassy Suites Orlando	174						x	x	x
Marriott Dallas Market Center	265						x	x	x
Courtyard Bloomington	117						x	x
Embassy Suites Dallas	150						x	x
Hampton Inn Lawrenceville	85						x	x
Residence Inn Orlando Sea World	350						x	x
Courtyard Ft. Lauderdale	174							x	x
Crowne Plaza Annapolis	196							x	x
Hilton Garden Inn Virginia Beach	176							x	x
Hyatt Regency Coral Gables	250							x	x
Le Pavillon New Orleans	226							x	x
Marriott Crystal Gateway	697							x	x
Marriott San Antonio Plaza	251							x	x
Courtyard Basking Ridge	235								x
Hampton Inn Gainesville	105								x
Hilton Boston Back Bay	390								x
Marriott Omaha	300								x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2015-2016 are included in this table.

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$39,904	$3,401	$43,305	$108	$(69,540)	$(26,127)
(Income) loss from consolidated entities attributable to noncontrolling interest	(8)	—	(8)	—	30	22
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	4,113	4,113
Net income (loss) attributable to the Company	39,896	3,401	43,297	108	(65,397)	(21,992)
Non-property adjustments	—	(8)	(8)	—	8	—
Interest income	(9)	—	(9)	—	(14)	(23)
Interest expense	456	—	456	—	47,296	47,752
Amortization of loan cost	116	—	116	—	5,657	5,773
Depreciation and amortization	54,822	6,174	60,996	145	48	61,189
Income tax expense	111	7	118	—	(43)	75
Non-Hotel EBITDA ownership expense	2,378	48	2,426	1	(2,427)	—
(Income) loss from consolidated entities attributable to noncontrolling interest	8	—	8	—	(8)	—
EBITDA including amounts attributable to noncontrolling interest	97,778	9,622	107,400	254	(14,880)	92,774
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(61)	—	(61)	—	(28)	(89)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(4,113)	(4,113)
Equity in earnings of unconsolidated entities	—	—	—	—	(759)	(759)
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	846	846
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—
EBITDA attributable to the Company and OP unitholders	$97,717	$9,622	$107,339	$254	$(18,934)	$88,659

Pre-acquisition Hotel EBITDA	920	—	920
Comparable Hotel EBITDA	$98,698	$9,622	$108,320

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2014
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Sold Properties	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$22,666	$3,271	$25,937	$233	$1	$(42,529)	$(16,358)
(Income) loss from consolidated entities attributable to noncontrolling interest	(29)	—	(29)	—	—	289	260
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	2,166	2,166
Net income (loss) attributable to the Company	22,637	3,271	25,908	233	1	(40,074)	(13,932)
Non-property adjustments	(4)	—	(4)	—	—	4	—
Interest income	(7)	(1)	(8)	—	—	(9)	(17)
Interest expense	1	—	1	—	—	27,249	27,250
Amortization of loan cost	—	—	—	—	—	1,689	1,689
Depreciation and amortization	26,608	2,590	29,198	137	198	136	29,669
Income tax expense	126	—	126	—	—	320	446
Non-Hotel EBITDA ownership expense	964	103	1,067	1	10	(1,078)	—
(Income) loss from consolidated entities attributable to noncontrolling interest	29	—	29	—	—	(29)	—
EBITDA including amounts attributable to noncontrolling interest	50,354	5,963	56,317	371	209	(11,792)	45,105
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(43)	—	(43)	—		(32)	(75)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	(2,166)	(2,166)
Equity in loss of unconsolidated entities	—	—	—	—	—	4,299	4,299
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	—	(3,016)	(3,016)
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	2,494	2,494
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	21,803	21,803
EBITDA attributable to the Company and OP unitholders	$50,311	$5,963	$56,274	$371	$209	$11,590	$68,444

Pre-acquisition Hotel EBITDA	39,500	3,252	42,752
Comparable Hotel EBITDA	$89,854	$9,215	$99,069

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Year Ended December 31, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Sold Properties	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$180,170	$18,223	$198,393	$1,114	$(1,303)	$108,208	$306,412
(Income) loss from consolidated entities attributable to noncontrolling interest	(90)	—	(90)	—	—	120	30
Net income attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	(35,503)	(35,503)
Net income (loss) attributable to the Company	180,080	18,223	198,303	1,114	(1,303)	72,825	270,939
Non-property adjustments	19,950	—	19,950	—	—	(19,950)	—
Interest income	(34)	—	(34)	—	—	(56)	(90)
Interest expense	1,380	—	1,380	—	—	167,454	168,834
Amortization of loan cost	341	—	341	—	—	18,339	18,680
Depreciation and amortization	188,839	20,646	209,485	564	164	197	210,410
Income tax expense	171	7	178	—	—	4,532	4,710
Non-Hotel EBITDA ownership expense	6,414	378	6,792	11	4	(6,807)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	90	—	90	—	—	(90)	—
EBITDA including amounts attributable to noncontrolling interest	397,231	39,254	436,485	1,689	(1,135)	236,444	673,483
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(213)	—	(213)	—	—	(118)	(331)
Net income attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	35,503	35,503
Equity in loss of unconsolidated entities		—	—	—	—	3,445	3,445
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	—	828	828
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	7,640	7,640
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	11,982	11,982
EBITDA attributable to the Company and OP unitholders	$397,018	$39,254	$436,272	$1,689	$(1,135)	$295,724	$732,550

Pre-acquisition Hotel EBITDA	40,044	2,199	42,243
Comparable Hotel EBITDA	$437,275	$41,453	$478,728

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Year Ended December 31, 2014
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Sold Properties	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$110,571	$14,403	$124,974	$1,263	$5,097	$(169,541)	$(38,207)
(Income) loss from consolidated entities attributable to noncontrolling interest	(135)	—	(135)	—	—	541	406
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	6,400	6,400
Net income (loss) attributable to the Company	110,436	14,403	124,839	1,263	5,097	(162,600)	(31,401)
Non-property adjustments	(8)	—	(8)	—	—	8	—
Interest income	(33)	(1)	(34)	—	—	(28)	(62)
Interest expense	4	—	4	—	—	107,594	107,598
Amortization of loan cost	—	—	—	—	—	7,237	7,237
Depreciation and amortization	99,070	9,455	108,525	547	1,068	791	110,931
Income tax expense	126	2	128	—	—	1,150	1,278
Non-Hotel EBITDA ownership expense	15,207	286	15,493	45	6	(15,544)	—
(Income) loss from consolidated entities attributable to noncontrolling interest	135	—	135	—	—	(135)	—
EBITDA including amounts attributable to noncontrolling interest	224,937	24,145	249,082	1,855	6,171	(61,527)	195,581
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(161)	—	(161)	—	—	(127)	(288)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	(6,400)	(6,400)
Equity in earnings of unconsolidated entities	—	—	—	—	—	(2,495)	(2,495)
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	—	(3,016)	(3,016)
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	11,643	11,643
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	95,444	95,444
EBITDA attributable to the Company and OP unitholders	$224,776	$24,145	$248,921	$1,855	$6,171	$33,522	$290,469

Pre-acquisition Hotel EBITDA	174,650	15,351	190,001
Comparable Hotel EBITDA	$399,587	$39,496	$439,083

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	2015	2015	2015	2015	2015
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	TTM

Net income	$46,041	$53,932	$55,115	$43,305	$198,393
Income from consolidated entities attributable to noncontrolling interest	(4)	(45)	(33)	(8)	(90)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—
Net income attributable to the Company	46,037	53,887	55,082	43,297	198,303
Non-property adjustments	—	19,950	8	(8)	19,950
Interest income	(7)	(8)	(10)	(9)	(34)
Interest expense	1	468	455	456	1,380
Amortization of loan cost	—	111	114	116	341
Depreciation and amortization	37,510	52,426	58,553	60,996	209,485
Income tax expense	—	—	60	118	178
Non-Hotel EBITDA ownership expense	1,020	1,197	2,149	2,426	6,792
Income from consolidated entities attributable to noncontrolling interest	4	45	33	8	90
EBITDA including amounts attributable to noncontrolling interest	84,565	128,076	116,444	107,400	436,485

Pre-acquisition Hotel EBITDA	28,609	9,685	3,029	920	42,243
Comparable Hotel EBITDA	$113,174	$137,761	$119,473	$108,320	$478,728

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2015
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$2,715	$2,555	$3,058	$2,054	$2,237	$822	$777	$2,553	$2,719	$2,672	$240	$275	$4,597	$792	$5,055	$10,184	$43,305
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8)	(8)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	2,715	2,555	3,058	2,054	2,237	822	777	2,553	2,719	2,672	240	275	4,597	792	5,055	10,176	43,297
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8)	(8)
Interest income	—	—	—	—	(1)	(1)	—	—	(2)	(1)	—	—	(1)	—	(2)	(1)	(9)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	456	456
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	116	116
Depreciation and amortization	4,128	3,049	3,048	1,687	4,747	1,300	2,081	2,155	4,725	2,190	1,294	1,050	2,394	1,488	5,011	20,649	60,996
Income tax expense	7	—	—	—	—	—	—	(4)	59	—	24	—	—	—	9	23	118
Non-Hotel EBITDA ownership expense	193	28	49	178	89	419	47	23	(65)	52	151	17	190	32	241	782	2,426
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8	8
EBITDA including amounts attributable to noncontrolling interest	7,043	5,632	6,155	3,919	7,072	2,540	2,905	4,727	7,436	4,913	1,709	1,342	7,180	2,312	10,314	32,201	107,400
																	—
Pre-acquisition Hotel EBITDA	99	—	—	—	—	—	821	—	—	—	—	—	—	—	—		920
Comparable Hotel EBITDA	$7,142	$5,632	$6,155	$3,919	$7,072	$2,540	$3,726	$4,727	$7,436	$4,913	$1,709	$1,342	$7,180	$2,312	$10,314	$32,201	$108,320

NOTES:

(1)     The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2014
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$1,041	$—	$1,613	$684	$1,681	$960	$683	$—	$2,173	$2,598	$348	$134	$3,938	$527	$3,367	$6,190	$25,937
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(29)	(29)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	1,041	—	1,613	684	1,681	960	683	—	2,173	2,598	348	134	3,938	527	3,367	6,161	25,908
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)
Interest income	—	—	—	—	(1)	—	—	—	(2)	(2)	—	—	—	—	(2)	(1)	(8)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1	1
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	887	—	1,832	727	3,075	1,088	1,214	—	1,348	1,864	1,035	1,023	2,251	548	3,039	9,267	29,198
Income tax expense	—	—	—	—	—	—	—	—	71	—	30	—	—	—	24	1	126
Non-Hotel EBITDA ownership expense	44	—	53	64	23	462	16	—	28	56	(31)	3	41	16	80	212	1,067
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	29	29
EBITDA including amounts attributable to noncontrolling interest	1,972	—	3,498	1,475	4,778	2,510	1,913	—	3,618	4,516	1,382	1,160	6,230	1,091	6,508	15,666	56,317
																	—
Pre-acquisition Hotel EBITDA	3,817	5,741	2,099	2,673	974	—	1,388	3,700	3,626	—	—	—	—	759	2,738	15,237	42,752
Comparable Hotel EBITDA	$5,789	$5,741	$5,597	$4,148	$5,752	$2,510	$3,301	$3,700	$7,244	$4,516	$1,382	$1,160	$6,230	$1,850	$9,246	$30,903	$99,069

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Year Ended December 31, 2015
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$10,957	$13,805	$12,723	$6,552	$10,846	$5,896	$3,653	$10,515	$13,907	$11,888	$1,783	$2,414	$22,515	$3,562	$24,351	$43,026	$198,393
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(90)	(90)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	10,957	13,805	12,723	6,552	10,846	5,896	3,653	10,515	13,907	11,888	1,783	2,414	22,515	3,562	24,351	42,936	198,303
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,817	17,133	19,950
Interest income	—	—	(1)	—	(3)	(2)	—	—	(7)	(5)	—	—	(1)	—	(11)	(4)	(34)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,380	1,380
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	341	341
Depreciation and amortization	12,938	9,003	11,104	6,094	17,477	4,830	6,303	6,959	15,989	8,160	4,896	4,195	9,321	5,133	18,195	68,888	209,485
Income tax expense	7	—	—	—	—	—	—	(4)	59	—	24	—	—	—	9	83	178
Non-Hotel EBITDA ownership expense	328	196	275	379	552	720	54	319	57	311	362	22	223	288	471	2,235	6,792
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	90	90
EBITDA including amounts attributable to noncontrolling interest	24,230	23,004	24,101	13,025	28,872	11,444	10,010	17,789	30,005	20,354	7,065	6,631	32,058	8,983	45,832	133,082	436,485
																	—
Pre-acquisition Hotel EBITDA	6,586	2,445	1,946	1,403	1,427	—	5,858	2,975	1,613	—	—	—	—	1,262	1,122	15,606	42,243
Comparable Hotel EBITDA	$30,816	$25,449	$26,047	$14,428	$30,299	$11,444	$15,868	$20,764	$31,618	$20,354	$7,065	$6,631	$32,058	$10,245	$46,954	$148,688	$478,728

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Year Ended December 31, 2014
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income (loss)	$5,165	$—	$7,416	$3,238	$12,871	$(6,175)	$4,027	$—	$9,906	$10,972	$2,647	$1,555	$15,048	$2,780	$18,998	$36,526	$124,974
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(135)	(135)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	5,165	—	7,416	3,238	12,871	(6,175)	4,027	—	9,906	10,972	2,647	1,555	15,048	2,780	18,998	36,391	124,839
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8)	(8)
Interest income	—	—	—	—	(2)	—	—	—	(5)	(7)	(1)	—	—	—	(7)	(12)	(34)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4	4
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3,458	—	6,568	2,830	11,044	4,084	4,057	—	5,509	6,993	3,887	4,064	6,841	2,109	11,933	35,148	108,525
Income tax expense	2	—	—	—	—	—	—	—	71	—	30	—	—	—	24	1	128
Non-Hotel EBITDA ownership expense	178	—	144	232	117	12,502	41	—	40	(47)	488	15	277	109	197	1,200	15,493
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	135	135
EBITDA including amounts attributable to noncontrolling interest	8,803	—	14,128	6,300	24,030	10,411	8,125	—	15,521	17,911	7,051	5,634	22,166	4,998	31,145	72,859	249,082
																	—
Pre-acquisition Hotel EBITDA	18,762	24,397	8,639	8,185	5,191	—	6,529	17,111	16,106	—	—	—	2,628	3,958	12,370	66,125	190,001
Comparable Hotel EBITDA	$27,565	$24,397	$22,767	$14,485	$29,221	$10,411	$14,654	$17,111	$31,627	$17,911	$7,051	$5,634	$24,794	$8,956	$43,515	$138,984	$439,083

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

AHT Reports Fourth Quarter Results

February 25, 2016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Year Ended December 31, 2015
	Morgan Stanley MIP - 5 hotels	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 - 5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel

Net income (loss)	$11,423	$16,426	$(17,529)	$4,273	$24,195	$305	$40,713	$10,647	$9,101	$7,332	$8,711	$(299)
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	11,423	16,426	(17,529)	4,273	24,195	305	40,713	10,647	9,101	7,332	8,711	(299)
Non-property adjustments	—	—	19,949	—	—	—	—	—	—	—	—	—
Interest income	—	(1)	(2)	—	(3)	—	(1)	(2)	(2)	(1)	(6)	—
Interest expense	—	—	—	—	4	1,343	—	—	—	—	—	—
Amortization of loan cost	—	—	—	—	—	341	—	—	—	—	—	—
Depreciation and amortization	11,471	16,410	4,107	3,147	19,732	1,504	55,244	6,112	7,808	6,755	8,869	1,730
Income tax expense	—	—	9	—	—	—	—	59	24	—	—	—
Non-Hotel EBITDA ownership expense	501	682	452	(3)	(85)	74	600	83	221	360	283	175
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—
EBITDA including amounts attributable to noncontrolling interest	23,395	33,517	6,986	7,417	43,843	3,567	96,556	16,899	17,152	14,446	17,857	1,606

Pre-acquisition Hotel EBITDA	—	—	—	—	—	560	15,063	—	—	—	—	(186)
Comparable Hotel EBITDA	$23,395	$33,517	$6,986	$7,417	$43,843	$4,127	$111,619	$16,899	$17,152	$14,446	$17,857	$1,420

	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel

Net income (loss)	$73	$(1)	$1,797	$1,420	$491	$24,636	$9,103	$12,673	$893	$443	$481	$10,990
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	73	(1)	1,797	1,420	491	24,636	9,103	12,673	893	443	481	10,990
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	(8)	—	—	—	—	—	(2)
Interest expense	—	—	32	—	—	—	—	—	—	—	—	—
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,493	289	5,183	939	1,417	21,886	4,498	9,364	738	282	538	5,187
Income tax expense	—	—	—	—	—	7	—	(4)	—	—	—	—
Non-Hotel EBITDA ownership expense	117	79	398	47	76	1,687	93	321	41	41	32	156
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—
EBITDA including amounts attributable to noncontrolling interest	1,683	367	7,410	2,406	1,984	48,208	13,694	22,354	1,672	766	1,051	16,331

Pre-acquisition Hotel EBITDA	2,377	1,927	6,708	1,356	1,990	—	1,100	3,622	867	1,142	—	—
Comparable Hotel EBITDA	$4,060	$2,294	$14,118	$3,762	$3,974	$48,208	$14,794	$25,976	$2,539	$1,908	$1,051	$16,331

	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$178	$418	$429	$243	$6,050	$1,627	$2,360	$4,908	$1,153	$2,023	$707	$198,393
Income from consolidated entities attributable to noncontrolling interest	—	—	(60)	(30)	—	—	—	—	—	—	—	(90)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	178	418	369	213	6,050	1,627	2,360	4,908	1,153	2,023	707	198,303
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	1	19,950
Interest income	—	—	—	—	(1)	—	—	(5)	—	(1)	1	(34)
Interest expense	—	—	—	—	—	—	—	—	—	—	1	1,380
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	341
Depreciation and amortization	457	939	709	641	2,513	575	1,019	3,616	1,964	1,018	1,331	209,485
Income tax expense	—	—	—	83	—	—	—	—	—	—	—	178
Non-Hotel EBITDA ownership expense	1	74	12	11	36	30	39	50	(1)	22	87	6,792
Income from consolidated entities attributable to noncontrolling interest	—	—	60	30	—	—	—	—	—	—	—	90
EBITDA including amounts attributable to noncontrolling interest	636	1,431	1,150	978	8,598	2,232	3,418	8,569	3,116	3,062	2,128	436,485

Pre-acquisition Hotel EBITDA	5,406	—	—	—	—	—	—	—	—	—	311	42,243
Comparable Hotel EBITDA	$6,042	$1,431	$1,150	$978	$8,598	$2,232	$3,418	$8,569	$3,116	$3,062	$2,439	$478,728

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at December 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates